Exhibit 99.1

ANNUAL MEETING OF SHAREHOLDERS

Beneficial Mutual Bancorp, Inc. (MHC)
NASDAQ: BNCL
May 20, 2009

May 22, 2008

Safe Harbor Statement
This presentation may contain projections and other “forward-looking statements”
within the meaning of the federal securities laws. These statements are not historical facts, rather statements based on the current expectations of Beneficial Mutual
Bancorp, Inc. (the “Company”) regarding its business strategies, intended results and future performance. Forward-looking statements are preceded by terms such as
 “expects,” “believes,” “anticipates,” “intends” and similar expressions.
Management’s ability to predict results or the effect of future plans or strategies is inherently uncertain. Factors that could affect actual results include interest rate trends, the general economic climate in the market area in which the Company operates, as well as nationwide, the Company’s ability to control costs and expenses, competitive products and pricing, loan delinquency rates, changes in federal and state legislation and regulation and other factors that may be described in the Company’s filings with the Securities and Exchange Commission, including its Annual Reports on
Form 10-K and Quarterly Reports on Form 10-Q and other required filings. These factors should be considered in evaluating the forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update any forward-looking statements.
This presentation includes interim and unaudited financials, which are subject to further review by the Company’s independent accountants.

Beneficial Mutual Bancorp, Inc. -Company Profile
• Holding Company for Beneficial Bank
– Founded in 1853
– Oldest and largest bank headquartered in Philadelphia
– 68 branches
• 38 in Pennsylvania
• 30 in New Jersey
• IPO Date: July 2007
• Ticker: BNCL
• Website: www.thebeneficial.com
• 5th largest publicly traded MHC in U.S.
– Market Capitalization: $742 million
– Average Daily Volume: 151,528 shares
• Balance Sheet Strength
– Assets: $4.0 billion
– Deposits: $2.9 billion
– Loans: $2.5 billion
– Equity: $620 million
–TARP: $0

Branch Map
Current Branches
Planned Branches

Management Team
Name Position
• Gerard Cuddy Chief Executive Officer
• Joseph Conners Chief Financial Officer
• Andrew Miller EVP – Lending
• Denise Kassekert EVP – Community Banking
• Robert Bush EVP – Advisory Services
• Cecile Colonna VP -Human Resources
• Cheryl Giles VP -Training
• Robert Maines SVP -Risk Management
• Joseph Reithmeier SVP -Information Technology
• Joanne Ryder SVP -Marketing
• Robert Juliano VP -The Beneficial Foundation

Total Assets ($mm)
$2,392 $2,300
$3,558
$4,002 $4,049
$2,333
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
2004 2005 2006 2007 2008 1Q09

Credit Culture
• Disciplined underwriting through all credit cycles
• No subprime lending
• Portfolio lender
• Diverse portfolio
– Commercial
– Consumer
– Residential
• In-market lender and local decision maker
• Proactive risk management

Loans ($mm)
2004 2005 2006 2007 2008 1Q09
$1,733 $1,689
$2,121
$2,425
$2,544
$1,575
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000

Loan Mix
CRE
33.2%
1 - 4 family
23.4%
Home Equity
17.7%
C&I
7.3%
Consumer
18.4%
March 31, 2009
Consumer
18.9%
C&I
13.6%
Home Equity
13.6%
1 - 4 family
21.6%
CRE
32.3%
March 31, 2008

Credit Quality
0.14% 0.15% 0.15%
1.07% 1.00%
0.35%
0.16%
0.00%
0.40%
0.80%
1.20%
1.60%
2.00%
2003 2004 2005 2006 2007 2008
1.09%
0.99% 1.03%
1.10%
1.47%
1.52%
1.13%
0.80%
1.00%
1.20%
1.40%
1.60%
2003 2004 2005 2006 2007 2008
Non-Performing Assets / Total Assets*
Loan Loss Reserves / Gross Loans
1Q09
1Q09
(*) Excludes accruing loans past due 90 days or more
Source: SNL Financial

Total Deposits ($mm)
2004 2005 2006 2007 2008 1Q09
$1,666 $1,678
$2,465
$2,742
$2,919
$1,604
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500

Deposit Mix
March 31, 2009March 31, 2008
Non-Interest Bearing DDA 9.5%
Savings and Money Market 34.1%
Time 40.6%
Interest Checking 15.8%
Non-Interest
Bearing DDA 8.4%
Savings and Money Market 33.6%
Time 34.6%
Interest Checking 23.4%

Substantial Capital
11.6% 11.6%
17.4%
11.6% 11.3%
11.9%
12.2%
15.3%
15.3%
11.5%
12.4%
12.3%
14.1%
11.5%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
18.0%
20.0%
2003 2004 2005 2006 2007 2008
Total Equity / Total Assets Tangible Equity / Tangible Assets
1Q09

Beneficial Insurance Services, LLC
• Acquired Paul Hertel & Co. and CLA Agency, Inc.
• >$100 million in premium volume
• Top ten “Up and Coming” bank-owned agencies
– (The Bank Insurance Market Research Group)
• Experienced and innovative management team
• Diverse lines of business, products and insurance providers
– Commercial Property & Casualty
– Health, Life and Employee Benefits
– Professional Liability
– Personal Lines for High Net Worth Individuals
• Niche marketer with exclusive programs

Beneficial Advisors, LLC
• Experienced management with successful track record
• Grew from 3 to 10 advisors since 2007
• Client centered and solution driven sales process
– Life events approach
• Open architecture investment management platform
– Independent non-biased product offerings
• Scalable model incorporating web-based paperless office
technology

Historical Income Statement
Year Ended Q1
(Dollar Values in Thousands) 2004 2005 2006 2007 2008 2009
Net Interest Income $66,137 $65,728 $64,430 $84,120 $114,011 $29,479
Provision (2,400) (1,703) (1,575) (2,470) (18,901) (3,000)
Non-Interest Income 3,168 10,862 10,531 13,372 23,604 8,018
Non-Interest Expense (50,577) (56,961) (59,439) (101,032) (98,303) (28,438)
Pre-Tax Earnings 16,328 17,926 13,947 (6,010) 20,411 6,059
Tax Expense (4,704) (4,728) (2,322) 4,465 (3,865) (931)
Reported Net Income $11,624 $13,198 $11,625 ($1,545) $16,546 $5,128
Adjustment for Charitable Foundation Expense (After Tax) 6,495
Adjustment for Reduction In Force (After Tax) 2,539
Pension Curtailment for Defined Benefit Plan (After Tax) (4,738)
Adjusted Net Income $11,624 $13,198 $11,625 $7,489 $11,808 $5,128
Adjusted ROAA 0.51% 0.56% 0.49% 0.26% 0.31% 0.52%

3.17%
3.22%3.33%
2.87% 2.90%
3.03% 2.98%3.04%
3.27%
3.38%
3.06%
2.94%
2.00%
2.20%
2.40%
2.60%
2.80%
3.00%
3.20%
3.40%
3.60%
2004 2005 2006 2007 2008
Historical Performance Ratios
0.49%
0.69%
0.64%
0.68%
0.42% 0.41%
0.14%
0.61%
0.71%
0.54%
0.63%0.59%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
2004 2005 2006 2007 2008
Non-Interest Income / Average Assets^
2.40% 2.52%
2.05% 2.07%
2.84%
2.60%
3.48%
2.27%
2.33%2.19% 2.04%2.02%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
2004 2005 2006 2007 2008
Non-Interest Expense / Average Assets
As of March 31, 2009
(*) Peer group includes Selected east coast financial institutions with deposits between $1.0 and $6.5 billion
(+) NIE / AA includes one-time costs associated with 2007 company transition
(^) Excludes realized gains and losses on securities
Source: Company; SNL Financial
Net Interest Margin
BNCL Peers
1Q09
1Q09
1Q09

Peer Comparison
Tangible Equity / Tangible Assets Total Risk-Based Capital Ratio
7.65%
12.41%
BNCL Peers
13.7%
19.1%
BNCL Peers
As of March 31, 2009
(*) Peer group includes Selected east coast financial institutions with deposits between $1.0 and $6.5 billion
Source: Company; SNL Financial

Peer Comparison
9.28%
12.97%
BNCL Peers
1.47%
1.20%
BNCL Peers
1.07%
1.21%
BNCL Peers
NPAs / Assets(+) Reserves / Loans NPAs + 90+Delinq/ Equity + Reserves
As of March 31, 2009
(+) Excludes accruing loans past due 90 days or more
(*) Peer group includes Selected east coast financial institutions with deposits between $1.0 and $6.5 billion
Source: Company; SNL Financial

Valuation Analysis
Note: BNCL excluded from median calculation
Pricing data as of May 18, 2009
Source: SNL Financial
Price /
Fully
Total Converted Core Dividend
Assets TBV TBV Assets Deposits Deposits Revenue Yield
Company State Ticker ($mm) (%) (%) (%) (%) (%) (x) (%)
TFS Financial Corporation (MHC) OH TFSL 10,645 206 86 34.7 44.0 55.1 13.1 2.35
Capitol Federal Financial (MHC) KS CFFN 8,270 365 111 39.0 78.3 96.5 16.8 4.59
Investors Bancorp, Inc. (MHC) NJ ISBC 7,367 117 73 13.6 21.0 25.6 210.1 0.00
Northwest Bancorp, Inc. (MHC) PA NWSB 7,042 212 96 13.1 17.7 19.5 3.4 4.62
Beneficial Mutual Bancorp, Inc. (MHC) PA BNCL 4,049 161 91 18.9 26.2 28.5 5.4 0.00
ViewPoint Financial Group (MHC) TX VPFG 2,237 198 98 17.1 23.4 32.9 5.2 1.30
Kearny Financial Corp. (MHC) NJ KRNY 2,109 204 86 37.1 55.7 68.7 14.6 1.78
Wauwatosa Holdings, Inc. (MHC) WI WSBF 1,923 65 45 5.8 9.0 11.4 2.3 0.00
Oritani Financial Corp. (MHC) NJ ORIT 1,792 206 84 29.7 53.1 66.8 12.0 0.00
Rockville Financial, Inc. (MHC) CT RCKB 1,570 123 79 11.8 17.2 20.4 5.3 2.11
Median 2,237 204 86 17.1 23.4 32.9 12.0 1.78

Independent Rankings
• BauerFinancial, Inc. has been a source for unbiased,
independent bank and credit union ratings since 1983

– Beneficial continues to receive Bauer’s highest, five-star rating
– Beneficial has earned a Bauer recommendation rating for the past74 consecutive quarters
• Bank Director is the premier magazine written for directors of financial companies and has become recognized as an
essential source for the top decision makers in the industry
– The Bank Performance Scorecard is comprised of six performance categories that measure profitability, capitalization, and assetquality
– Beneficial was ranked 82nd in the third annual Bank Performance
Scorecard

Stock Price Performance (Since BNCL IPO)
20%
30%
40%
50%
60%
70%
80%
90%
100%
110%
120%
130%
07/07 09/07 11/07 01/08 04/08 06/08 08/08 10/08 12/08 02/09 05/09
BNCL SNL Thrift MHC Index SNL Mid Cap Bank & Thrift Index
As of May 18, 2009
Source: SNL Financial

2009 Priorities
• Capital Preservation and Allocation
– Continued fundamental organic growth
– Opportunistic acquisitions
• Deposit Market Share, Insurance, Wealth Management
• Enhanced Risk management
– New Chief Credit Officer
– Risk-based pricing
• Niche marketing
– Government Banking
– Alternative Energy Financing
• Growing customer relationships
– Effective Delivery Strategy

Beneficial Mutual Bancorp, Inc.